GUARANTY

     GUARANTY dated August 11, 2000, made by TekInsight.Com, Inc., a Delaware corporation (the "Guarantor"), in favor of Foothill Capital Corporation (the "Lender").

                               W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, TekInsight Services Inc., a Delaware corporation (as successor by merger to Data Systems Network Corporation, the "Borrower") all or a majority of the issued and outstanding shares of capital stock of which are owned by the Guarantor, and the Lender are parties to a Loan and Security Agreement dated as of September 30, 1998 (such Agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Financing Agreement");

     WHEREAS, pursuant to the Financing Agreement the Lender has agreed to make loans (the "Loans") and issue Letters of Credit to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the Maximum Amount (as defined in the Financing Agreement);

     WHEREAS, it is a condition precedent to the making and maintaining of the Loans and the issuance of the Letters of Credit by the Lender pursuant to the Financing Agreement that the Guarantor shall have executed and delivered to the Lender a guaranty guaranteeing the obligations of the Borrower under the Loan Documents (as defined in the Financing Agreement); and

     WHEREAS, the Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, the Guarantor;

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loans and continue to issue the Letters of Credit pursuant to the Financing Agreement, the Guarantor hereby agrees with the Lender as follows:

     SECTION 1. Definitions. Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 2. Guaranty. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Financing Agreement and the other Loan Documents, whether for principal, interest (including interest accruing on or after the filing of any
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petition in bankruptcy or for reorganization relating to the Borrower), reimbursement of drawings, cash collateral for letters of credit, premiums, indemnities, fees, expenses or otherwise, and whether accruing before or subsequent to the filing of a petition initiating a bankruptcy, reorganization, liquidation or similar proceeding affecting the Borrower (notwithstanding the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy
Code), and the due performance and observance by the Borrower of its other obligations now or hereafter existing in respect of the Loan Documents (the "Obligations"); and (ii) agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Lender in enforcing its rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Borrower under the Financing Agreement or other Loan Documents but for the fact that such document is unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

                  SECTION 3.  Guarantor's Obligations Unconditional.
                              -------------------------------------

                  (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents to which the Borrower is a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Lender to any collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Financing Agreement and other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Document (including, without limitation, any increase in the obligations of the Borrower resulting from the extension of additional credit to the Borrower or otherwise); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have at any time against any Person, including, without limitation, the Lender; or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

                  (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until the satisfaction in full after the termination of the Financing Agreement of the Obligations and the payment of the other expenses to be paid by the Guarantor pursuant hereto; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

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                  SECTION 4. Waivers. The Guarantor hereby waives (i)
promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrower; (iii) notice of any actions taken by the Lender or the Borrower under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Lender to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; and (vi) any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral. The Guarantor agrees that the Lender shall have no obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Obligations.

                  SECTION 5. Subrogation. The Guarantor waives any claim, right or remedy now existing or hereafter acquired against the Borrower hereunder or from the performance by the Guarantor hereunder, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification, claim, right or remedy of the Guarantor against the Borrower, or any security that the Guarantor now owns or hereafter is granted to the Guarantor, whether arising in equity, under contract, by statute (including, without limitation, any such right arising under the United States Bankruptcy Code), under common law or otherwise, and further agrees with the Borrower for the benefit of each of its creditors (including, without limitation, the Lender), that any such payment by it shall constitute, to the fullest extent permitted by applicable law, an equity investment by the Guarantor in the Borrower.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof; and (ii) has all requisite power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which the Guarantor is a party.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party
(i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Guarantor or any of its properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

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                  (d) Each of this Guaranty and the other Loan Documents to
which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                  (e) There is no action, suit or proceeding pending or threatened against or otherwise affecting the Guarantor before any court or other governmental authority or any arbitrator which may materially adversely affect the Guarantor's ability to perform its obligations hereunder or under the other Loan Documents to which the Guarantor is a party.

                  (f) The Guarantor has, independently and without reliance upon the Lender and based on documents and information as it has deemed appropriate, made its own credit analysis ad decision to enter into this Guaranty.

                  SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Lender agrees promptly to notify the Guarantor after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

                  SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address at 5 Hanover Square, 24th Floor, New York, New York 10004, Attention: Alexander Kalpaxis, Executive Vice President; and if to the Lender, to its address at 2050 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, Attention: Business Finance Division manager; or, as to either such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and if not, on the next Business Day.

                  SECTION 9. Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

                  (a) Submits for itself and its property in any action, suit or proceeding relating to this Guaranty or any other Loan Document to which it is a party, or for recognition and

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enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

                  (b) Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) Irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor, at its address set forth in Section 8 hereof or at such other address of which the Lender shall have been notified pursuant thereto;

                  (d) To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty;

                  (e) Agrees that nothing herein shall affect the right of the Lender to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (f) Waives any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  SECTION 10.  Miscellaneous.

                  (a) The Guarantor will make each payment hereunder in lawful money of United States of America and in same day funds to the Lender at its address specified in Section 8 hereof.

                  (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are

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not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

                  (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Lender may assign or otherwise transfer its rights under any Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

                  (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York.

                  SECTION 11. Jury Trial Waiver. THE GUARANTOR AND THE LENDER (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS GUARANTY, ANY LOAN DOCUMENT OR ANY AMENDMENT, MODIFICATION OR OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                                             TEKINSIGHT.COM, INC.


                                             By:      /s/  Arion Kalpaxis

                                                Name:  Arion Kalpaxis
                                                Title:  Chief Operating Officer